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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 15, 2000



                                 AMEDISYS, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


            0-24260                                   11-3131700
            -------                                   ----------
  (Commission File Number)             (I.R.S. Employer Identification No.)


                11100 Mead Road, Suite 300, Baton Rouge, LA 70816
                -------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

                  Not applicable.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  Not applicable.

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

                  Not applicable.

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  Not applicable.

ITEM 5.           OTHER EVENTS

                        On November 15, 2000, Amedisys, Inc., "the Company"
                  issued a press release attached hereto as Exhibit 99.1 to announce the third quarter and nine month financial results for the period ended September 30, 2000.

ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS

                  Not applicable.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Financial Statements of Business Acquired.

                      Not applicable.

                  (b) Pro Forma Financial Information.

                      Not inapplicable.

                  (c) Exhibit
                         No.                                               Page

                      99.1 (i) Press Release dated November 15, 2000 announcing third quarter and nine month financial results for the period ended
                            September 30, 2000 ............................ A-1

                            (i) Filed herewith.

ITEM 8.           CHANGE IN FISCAL YEAR

                  Not applicable.

ITEM 9.           SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

                  Not applicable.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:   /s/ John M. Joffrion
   ---------------------------------------
John M. Joffrion
Senior Vice President of Finance
Principal Accounting and Financial Officer

DATE: November 15, 2000
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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
  99.1    Press Release dated November 15, 2000 announcing third quarter and nine month financial results for the period ended September 30, 2000